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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) JULY 1, 2003
                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                        1-5794                  38-1794485
          --------                        ------                  ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                           48180
    -------------------------------------                           -----
   (Address of Principal Executive Offices)                       (Zip Code)



                                 (313) 274-7400
               Registrant's telephone number, including area code

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         ITEM 5. OTHER EVENTS.

         On July 1, 2003 the Company and The Black & Decker Corporation jointly issued a press release announcing that they have signed a letter of intent for Black & Decker to acquire the Company's Baldwin Hardware and Weiser Lock businesses. A copy of the press release is included as Exhibit 99.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  99   Press Release dated July 1, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 1, 2003                               MASCO CORPORATION



                                           By: /s/ John R. Leekley
                                               ---------------------------------
                                           Name:  John R. Leekley
                                           Title: Senior Vice President -
                                                  General Counsel




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                                  EXHIBIT INDEX


                  99   Press Release dated July 1, 2003